Report Name - 10F-3

Fund - Managed High Income Portfolio Inc.

                                Period : 09/01/04 through 02/28/05


                                    ID : 654
                           Issuer Name : Dresser Rand Group (due 2014)
                            Trade Date : 10/14/04
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 400,000
                        Purchase Price : 100.000
                    % Received by Fund : 0.095%
                        % of Issue (1) : 2.05%
        Other Participant Accounts (2) :       8,210,000.00
                      Issue Amount (2) :     420,000,000.00
          Total Received All Funds (2) :       8,610,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser Rand Group (due 2014)
                            Trade Date : 10/14/04
                 Joint/Lead Manager(s) : UBS
                                         Morgan Stanley
                                         Citigroup
                         Co-Manager(s) : Bear Stearns & Co. Inc.
					 Natexis Banque
                         Selling Group : N/A



				Period : 09/01/04 through 02/28/05


                                    ID : 515
                           Issuer Name : HCA (due 2015)
                            Trade Date : 11/16/04
                        Selling Dealer : JPMorgan
                Total Shares Purchased : 725,000
                        Purchase Price : 99.67
                    % Received by Fund : 0.097%
                        % of Issue (1) : 2.667%
        Other Participant Accounts (2) :      19,275,000.00
                      Issue Amount (2) :     750,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : HCA (due 2015)
                            Trade Date : 11/16/04
                 Joint/Lead Manager(s) : Merrill Lynch & Co.
                                         JPMorgan
                         Co-Manager(s) : Banc of America Securities LLC
					 Citigroup Global Markets Inc.
					 Deutsche BAnk Securities Inc.
					 Mizuho International plc
					 Wachovia Capital Markets LLC
					 Scotia Capital (USA) Inc.
				  	 SunTrust Capital Markets, Inc.
					 BNY Capital Markets, Inc.
					 Calyon Securities (USA) Inc.
					 KeyBanc Capital Markets
                         Selling Group : N/A


				Period : 09/01/04 through 02/28/05


                                    ID : 114
                           Issuer Name : Community Health Systems (due 2012)
                            Trade Date : 12/09/04
                        Selling Dealer : JPMorgan
                Total Shares Purchased : 825,000
                        Purchase Price : 100.00
                    % Received by Fund : 0.275%
                        % of Issue (1) : 3.127%
        Other Participant Accounts (2) :       8,557,000.00
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :       9,382,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Community Health Systems (due 2012)
                            Trade Date : 12/09/04
                 Joint/Lead Manager(s) : JPMorgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
					 Citigroup Global Markets Inc.
					 Goldman Sachs & Co.
					 KeyBanc Capital Markets
					 Merrill Lynch & Co.
					 Natcity Investments
					 Raymond James & Associates
					 SunTrust Robinson Humphrey
					 Wachovia Capital Securities Inc.
                         Selling Group : N/A


Period : 09/01/04 through 02/28/05


                                    ID : 264
                           Issuer Name : Las Vegas Sands Corp (due 2015)
                            Trade Date : 2/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 1,300,000
                        Purchase Price : 99.09
                    % Received by Fund : 0.520%
                        % of Issue (1) : 16.000%
        Other Participant Accounts (2) :      38,700,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp (due 2015)
                            Trade Date : 2/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co.
                         Co-Manager(s) : JPMorgan Securities
					 Citigroup
					 Lehman Brothers
					 Merrill Lynch & Co.
					 Scotia Capital Co.
					 UBS Financial Services Inc.
                         Selling Group : N/A